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                          VAN KAMPEN TAX EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                   SUPPLEMENT DATED SEPTEMBER 23, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED MARCH 30, 2004

    The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

        In order to facilitate the management of the Fund's portfolio, effective the close of business September 28, 2004, Van Kampen High Yield Municipal Fund is suspending the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    HYM SPT 9/04
                                                                     65046SPT-01